Property and Equipment: Property, Plant and Equipment, Schedule of Significant Acquisitions and Disposals (Details) (USD $)	Mar. 31, 2013	Mar. 31, 2012
Details
Office furniture and equipment	$ 360,008	$ 258,127
Service and shop equipment	391,780	314,875
Vehicles	431,255	251,107
Land and buildings	1,760,247	1,721,561
Total property and equipment	2,943,290	2,545,673
Accumulated depreciation	(710,935)	(563,383)
Net property and equipment	$ 2,232,355	$ 1,982,290